EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Panera Bread Company on Form 10-Q for the quarterly period ended September 27, 2011 (the “Report”), as filed with the Securities and Exchange Commission, we, William W. Moreton, President, Chief Executive Officer, and Jeffrey W. Kip, Executive Vice President, Chief Financial Officer, certify, to the best of our knowledge and belief, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Panera Bread Company.

Dated:	October 31, 2011	/s/ William W. Moreton
William W. Moreton
President, Chief Executive Officer

Dated:	October 31, 2011	/s/ Jeffrey W. Kip
Jeffrey W. Kip
Executive Vice President, Chief Financial Officer